UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 29, 2006

ADELPHIA COMMUNICATIONS CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	0-16014	23-2417713
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5619 DTC Parkway-Greenwood Village, CO		80111
(Address of principal executive offices)		(Zip Code)

(303) 268-6300
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.   Other Events.

On March 29, 2006, the United States District Court for the Southern District of New York (the “District Court”) signed a Stipulation and Order of Settlement of Amended Petition of Adelphia Communications Corporation and Various Subsidiaries as to Forfeited Managed Entities (the “Stipulation and Order”), a Final Order of Forfeiture as to Forfeited Managed Entities (the “Final Order”) and an Amended Final Order of Forfeiture as to Forfeited Managed Entities (the “Amended Final Order,” together with the Final Order, the “Final Forfeiture Orders”).  Pursuant to the Final Forfeiture Orders, all right, title and interest previously held by members of the Rigas family (the “Rigas Family”) and entities owned or controlled by the Rigas Family (the “Rigas Family Entities”) prior to the Consent Order of Forfeiture entered by the District Court on June 8, 2005 (the “Forfeiture Order”) in the Forfeited Managed Cable Entities (as defined below) were transferred to certain subsidiaries (the “Adelphia Subsidiaries”) of Adelphia Cablevision, LLC, a wholly owned subsidiary of Adelphia Communications Corporation (the “Company” or “Adelphia”) free and clear of all liens, claims, encumbrances and adverse interests in accordance with the Final Forfeiture Orders, subject to certain limitations set forth in the Final Forfeiture Orders.  The forfeited assets acquired by the Adelphia Subsidiaries (the “Forfeited Managed Cable Entities”) pursuant to the Final Forfeiture Orders include the cable systems that were nominally owned by certain Rigas Family Entities and managed by us.  The Forfeited Managed Cable Entities are cable systems with approximately 219,000 subscribers as of December 31, 2005 that were previously owned or controlled by the Rigas Family Entities.  The Forfeited Managed Cable Entities do not include Coudersport Television Cable Co. and Bucktail Broadcasting Corp., which are two small cable systems owned by the Rigas Family with approximately 5,000 subscribers as of the date of the Forfeiture Order.  The transfer of all right, title and interest previously held by the Rigas Family and the Rigas Family Entities in any of our securities, certain specified real estate and other property in furtherance of the Company’s Non-Prosecution Agreement with the United States Attorney’s Office for the Southern District of New York (the “U.S. Attorney”) is expected to occur in accordance with separate, subsequent court documentation.

Pursuant to definitive agreements with Time Warner NY Cable LLC (“TW NY”) and Comcast Corporation (“Comcast”), dated as of April 20, 2005, TW NY and Comcast agreed to purchase substantially all of the U.S. assets and assume certain of the liabilities of the Company and its subsidiaries (the “Sale Transaction”).  As part of the Sale Transaction, TW NY and Comcast agreed to purchase the assets related to the Forfeited Managed Cable Entities for an aggregate amount of approximately $967 million, consisting of cash and Class A Common Stock of Time Warner Cable Inc.  Upon obtaining ownership of the Forfeited Managed Cable Entities, the Adelphia Subsidiaries expect to file voluntary petitions for relief under Chapter 11 of the United States Bankruptcy Code that will be jointly administered with the Chapter 11 cases of the Company and substantially all of its domestic subsidiaries that filed voluntary petitions to reorganize under Chapter 11 of the United States Bankruptcy Code in 2002 (the “Debtors”).   Once the Adelphia Subsidiaries emerge from bankruptcy, we expect to be able to transfer to TW NY and Comcast the assets related to the Forfeited Managed Cable Entities as part of the Sale Transaction.  There can be no assurance that the bankruptcy cases of the Adelphia Subsidiaries will proceed swiftly enough for such transfer to occur concurrent with the closing of the Sale Transaction, and such transfer may not occur until after the initial closing of the Sale Transaction, if at all.

There can be no assurances that the Sale Transaction will be consummated.  The Sale Transaction is subject to various conditions, many of which are outside of the Company’s control, including, but not limited to, approval of the Sale Transaction by the Federal Communications Commission and the United States Bankruptcy Court for the Southern District of New York (the “Bankruptcy Court”) and Bankruptcy Court confirmation of the Debtors’ plan of reorganization.  Furthermore, there can be no assurances that the sale of the assets related to the Forfeited Managed Cable Entities to TW NY and Comcast will occur concurrently with the consummation of the Sale Transactions, if at all.

The Stipulation and Order, the Final Order and the Amended Final Order will be filed as exhibits to an amendment to this report.

A description of the relationship between Adelphia and the Rigas Family is contained in Adelphia’s Annual Report on Form 10-K for the fiscal year ended December 31, 2005 (the “2005 Annual Report”) under the headings “Item 1. Business – Certain Business and Other Developments Relating to the Chapter 11 Cases,” “Notes to

Consolidated Financial Statements, Note 6:  Transactions with the Rigas Family and Rigas Family Entities” and “Item 13.  Certain Relationships and Related Transactions – Related Transactions – Rigas Family.”

Descriptions of the Company’s Non-Prosecution Agreement with the U.S. Attorney and the other settlement agreements by and among the Company and the Rigas Family and Rigas Family Entities and the U.S. Attorney and the Rigas Family and Rigas Family Entities are contained in the 2005 Annual Report under the heading “Item 1.  Business – Certain Business and Other Developments Relating to the Chapter 11 Cases.” and “Item 3. Legal Proceedings.”

Cautionary Statement Regarding Forward-Looking Statements

This report includes forward-looking statements.  All statements regarding the Company’s and its subsidiaries’ and affiliates’ expected future financial position, results of operations, cash flows, sale of the Company, settlements with the Securities and Exchange Commission (the “SEC”) and the U.S. Attorney, restructuring and financing plans, expected emergence from bankruptcy, business strategy, budgets, projected costs, capital expenditures, network upgrades, products and services, competitive positions, growth opportunities, plans and objectives of management for future operations, as well as statements that include words such as “anticipate,” “if,” “believe,” “plan,” “estimate,” “expect,” “intend,” “may,” “could,” “should,” “will” and other similar expressions are forward-looking statements.  Such forward-looking statements are inherently uncertain, and readers must recognize that actual results may differ materially from the Company’s expectations. The Company does not undertake a duty to update such forward-looking statements.  Factors that may cause actual results to differ materially from those in the forward-looking statements include whether the proposed sale of the Company’s assets to Time Warner and Comcast is approved and consummated, whether the transactions contemplated by the proposed settlements with the SEC and the U.S. Attorney and any other agreements needed to effect those transactions are consummated, the Company’s pending bankruptcy proceeding, results of litigation against the Company, results and impacts of the proposed sale of the Company’s assets, the effects of government regulation including the actions of local cable franchising authorities, the availability of financing, actions of the Company’s competitors, pricing and availability of programming, equipment, supplies and other inputs, the Company’s ability to upgrade its broadband network, technological developments, changes in general economic conditions, and those discussed under the heading “Risk Factors” in the Company’s 2005 Annual Report.  Many of these factors are outside of the Company’s control.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 29, 2006	ADELPHIA COMMUNICATIONS CORPORATION (Registrant)

	By:	/s/ Brad M. Sonnenberg
Name: Brad M. Sonnenberg
Title: Executive Vice President, General Counsel and Secretary